MANOR INVESTMENT FUNDS

Manor Fund

Ticker: MNRMX

Manor Growth Fund

Ticker: MNRGX

Manor Bond Fund

Ticker: MNRBX

SUPPLEMENT DATED JUNE 16, 2026 TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED APRIL 30, 2026

Effective May 12, 2026, (i) Brandon M. Pokersnik resigned as Secretary and Chief Compliance Officer of the Trust; (ii) Empirical Administration, LLC concluded providing administration and compliance services to the Trust; (iii) the Board appointed Bob Anastasi  as Secretary and Chief Compliance Officer of the Trust; and (iv) the Board approved Hanover Fund Administration, LLC to provide administrator and compliance services to the Trust. Any information in the SAI to the contrary should be disregarded.

Accordingly, the Interested Trustee and Officer table under the section entitled “Trustee Qualifications” is replaced with the following:

Interested Trustee and Officers
Gregory B. Getts * 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 1957	Trustee and President Term: Indefinite	Since 2023	Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012	Three	MSS Series Trust
Jonathan F. Kolle 1963	Treasurer	Since 2026	President and Chief Investment Officer and Portfolio Manager, Smithbridge Asset Management, Inc. since 2013	N/A	N/A
Bob Anastasi 1974	Secretary and Chief Compliance Officer	Since 2026	Vice President, Mutual Shareholder Services, LLC, since 1999; Owner/President, Hanover Fund Administration, LLC, since May 2026.	N/A	N/A

* Mr. Getts is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s transfer agent, Mutual Shareholder Services, LLC.

** The "Fund Complex" consists of the Trust.

Furthermore, the section entitled “COMPLIANCE SERVICES” is replaced with the following:

Effective May 12, 2026, Hanover Fund Administration, LLC ("Hanover"), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147, will serve as the Funds' administrator and provide compliance services to the Funds. Hanover will be paid $1,500 a month for its administration services and $1,000 per month for its compliance services. Bob Anastasi of Hanover is also the CCO of the Trust.

From December 30, 2021, to May 12, 2026, Empirical Administration, LLC (“Empirical”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147, provided administration and compliance services to the Trust.  Empirical was paid $1,500 per month for its administration services and $1,000 per month for its compliance services.

You should read this Supplement in conjunction with the Funds’ Statement of Additional Information, dated April 30, 2026. These documents are available upon request and without charge by calling the Funds at 1-800-663-4851 or by writing to the Funds at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031.

Please retain this Supplement for future reference.